                                                                    Exhibit 99.1

                C-COR REPORTS FINANCIAL RESULTS FOR THIRD QUARTER
                               OF FISCAL YEAR 2003

         State College, PA (April 24, 2003) -- C-COR.net Corp. (Nasdaq: CCBL), a global provider of broadband communications products, software systems, and services, today reported its financial results for the third quarter of fiscal year 2003, ended March 28, 2003. Management will discuss C-COR's financial results on a conference call today at 11:00 AM (ET). For information on how to access the conference call, refer to C-COR's news release dated April 2, 2003 (posted on the C-COR web site at www.c-cor.net), or contact Investor Relations at 814-231-4438.

         Net sales for the third quarter of fiscal year 2003 were $50.1 million, compared to $77.2 million for the same period last year. Bookings in the third quarter were $56.4 million for a book-to-bill ratio of 1.13.

         The Company recorded a net loss of $115.3 million for the third quarter of fiscal year 2003 compared to net income of $109,000 for the same period last year. The net loss on a per share basis for the third quarter of fiscal year 2003 was $3.17, compared to net income per share of $.00 for the same period last year.

         The third quarter loss includes the following special items:

         . $46.9 million charge to recognize a valuation allowance for deferred tax assets,

         .  $40.9 million charge for impairment of goodwill, and

         . $18.1 million charge for an increase in reserves for obsolete and slow-moving inventory.


         The $46.9 million charge to recognize a valuation allowance represents a full reserve of net deferred tax assets, consisting mainly of deferred tax assets related to U.S. and foreign net operating loss carryforwards and financial statement reserves. Given the large operating loss recorded this quarter, in conjunction with previous quarterly operating losses, the Company recorded the tax valuation allowance as the realization of the net deferred tax assets in future periods is uncertain.

         The $40.9 million charge for impairment of goodwill results from an impairment analysis that reflects current levels of customer demand and market valuations of equipment suppliers. After the impairment charge, the Company has $32.6 million of goodwill and $4.5 million of other intangible assets on its balance sheet. The goodwill impairment analysis was conducted internally by the Company in parallel with a third party appraisal being performed. The impairment charge will be adjusted for any changes resulting from the third party appraisal. It is expected that the third party appraisal of the fair value of the reporting units will be completed prior to the May 12, 2003 filing date for the Company's third quarter Quarterly Report on Form 10-Q.

         The $18.1 million increase in reserves for obsolete and slow-moving inventory reflects reduced levels of customer demand, product line rationalization including the designation of certain products in an end-of-life status, and application of criteria to slow-moving inventory items that reflect current economic conditions in the industry.

         On a pro forma basis, the Company recorded a loss of $9.6 million for the third quarter of fiscal year 2003, compared to net income of $2.1 million for the same period last year. The net loss per share on a pro forma basis for the third quarter of fiscal year 2003 was $.26, compared to a pro forma profit of $.06 per share for the same period last year. The pro forma results exclude the aforementioned special items. A complete reconciliation of the net loss reported on a GAAP (generally accepted accounting principle) basis with the net loss reported on a pro forma basis is provided in the attached table.

         The pro forma results for the third quarter of fiscal year 2003 are not directly comparable to the Company's previous guidance of a pro forma loss of between $.13 and $.17 or to the First Call consensus estimate of a pro forma loss of $.15 since these numbers include an income tax benefit and the Company's pro forma third quarter results do not. Taking into account the difference in income tax benefit, the third quarter pro forma loss was at the low end of the guidance range.

         C-COR anticipates that net sales for the fourth quarter of fiscal year 2003, ending June 27, 2003, will be between $48 million and $53 million with a loss per share of between $.14 and $.17 on a GAAP basis. On a pro forma basis, the Company anticipates a net loss per share of between $.12 and $.15. The difference between the GAAP and the pro forma projections is the exclusion of $550,000 of amortization of intangible assets relating to acquisitions from the pro forma results. Both the GAAP and pro forma loss per share projections exclude any tax benefit. Next quarter's results will be the final time the Company includes pro forma results in its earnings release. The Company will continue to identify the effect of significant accounting transactions so that investors can better evaluate the Company's financial results.

About C-COR

         C-COR is a leading provider of premium quality, globally-oriented fiber optic, digital video transport, and RF telecommunication products; operation support software solutions; and high-end technical field services--all enabling cost-effective delivery of voice, video, and high-speed data over advanced HFC (Hybrid Fiber Coax) broadband networks. Headquartered in the U.S. with facilities worldwide, C-COR's mission is to provide our customers with second-to-none network integrity throughout the full network life cycle. During 2003, C-COR will be celebrating its 50th anniversary with activities focused on linking its rich tradition of innovation, entrepreneurship, leadership, and commitment to the cable industry with its vision for the future.

C-COR's common stock is listed on the Nasdaq National Market (Symbol: CCBL) and is a component of the Russell 2000 Stock Index.


--------------------------------------------------------------------------------
Some of the information presented in this announcement constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company's judgment regarding future events, and are based on currently available information. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of uncertainties, many of which the Company is not aware. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, changes in regard to significant customers, the demand for network integrity, the trend toward more fiber in the network, the Company's ability to develop new and enhanced products, the Company's ability to provide complete network solutions, continued industry consolidation, the development of competing technology, the global demand for the Company's products and services, and the Company's ability to integrate acquisitions and achieve its strategic objectives. For additional information concerning these and other important factors that may cause the Company's actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

C-COR.net Corp.
Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                       Thirteen Weeks Ended
                                                     ------------------------
                                                      March 28,      March 29,
                                                        2003           2002
                                                     ----------      --------
Net Sales                                            $   50,100      $ 77,230
Cost of sales                                            56,070        54,535
                                                     ----------      --------
Gross margin                                             (5,970)       22,695
Operating expenses:
   Selling and administrative                            13,741        15,301
   Research and product development                       7,640         6,524
   Amortization of goodwill and other intangibles           622         1,913
   Acquired in-process technology charge                   (760)            0
   Goodwill impairment charge                            40,900             0
   Restructuring costs                                      200          (431)
                                                     ----------      --------
      Total operating expenses                           62,343        23,307

Loss from operations                                    (68,313)         (612)

Interest expense                                            (14)          (20)
Investment income                                            98           321
Foreign exchange gain                                        49         1,483
Other income (expense), net                                (216)          178
                                                     ----------      --------

Income (loss) before income taxes                       (68,396)        1,350

Income tax expense                                       46,890         1,241
                                                     ----------      --------
Net income (loss)                                    $ (115,286)     $    109
                                                     ==========      ========
Net income (loss) per share:
   Basic                                             $    (3.17)     $   0.00
   Diluted                                           $    (3.17)     $   0.00

Weighted average common shares and
   common share equivalents
   Basic                                                 36,365        33,983
   Diluted                                               36,365        36,833

C-COR.net Corp.
Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                      Thirty-Nine Weeks Ended
                                                     ------------------------
                                                      March 28,      March 29,
                                                        2003           2002
                                                     ----------      --------
Net sales                                            $  148,709      $196,426
Cost of sales                                           131,886       139,633
                                                     ----------      --------
Gross margin                                             16,823        56,793
Operating expenses:
   Selling and administrative                            37,997        37,151
   Research and product development                      21,446        20,848
   Amortization of goodwill and other intangibles         1,411         5,721
   Acquired in-process technology charge                    800             0
   Goodwill impairment charge                            40,900             0
   Restructuring costs                                      398           671
                                                     ----------      --------
      Total operating expenses                          102,952        64,391

Loss from operations                                    (86,129)       (7,598)

Interest expense                                           (250)         (109)
Investment income                                           827         1,321
Foreign exchange gain (loss)                             (1,192)        1,918
Other income (expense), net                                 540        (1,516)
                                                     ----------      --------
Loss before income taxes                                (86,204)       (5,984)

Income tax expense (benefit)                             41,048        (1,219)
                                                     ----------      --------
Net loss                                             $ (127,252)     $ (4,765)
                                                     ==========      ========
Net loss per share:
   Basic                                             $    (3.50)     $  (0.14)
   Diluted                                           $    (3.50)     $  (0.14)

Weighted average common shares and
   common share equivalents
   Basic                                                 36,356         32,863
   Diluted                                               36,356         32,863

C-COR.net Corp.
Pro Forma Condensed Consolidated Statements of Operations*
(unaudited, in thousands except per share amounts)

                                                       Thirteen Weeks Ended
                                                     ------------------------
                                                      March 28,      March 29,
                                                        2003           2002
                                                     ----------      --------
Net Sales                                            $   50,100      $ 77,230
Cost of sales                                            37,961        54,535
                                                     ----------      --------
Gross margin                                             12,139        22,695
Operating expenses:
   Selling and administrative                            14,005        12,652
   Research and product development                       7,640         6,524
                                                     ----------      --------
      Total operating expenses                           21,645        19,176

Income (loss) from operations                            (9,506)        3,519

Interest expense                                            (14)          (20)
Investment income                                            98           321
Foreign exchange gain (loss)                                 49          (117)
Other income (expense), net                                (216)          178
                                                     ----------      --------

Income (loss) before income taxes                        (9,589)        3,881

Income tax expense                                            0         1,796
                                                     ----------      --------
Net income (loss)                                        (9,589)     $  2,085
                                                     ==========      ========
Net income (loss) per share:
   Basic                                             $    (0.26)     $   0.06
   Diluted                                           $    (0.26)     $   0.06

Weighted average common shares and
   common share equivalents
   Basic                                                 36,365        33,983
   Diluted                                               36,365        36,833

* The above pro forma condensed consolidated statements of operations have been adjusted to exclude the following special items and reconcile to generally accepted accounting principles (GAAP) net income (loss) as follows:

Net income (loss) per GAAP                           $ (115,286)     $    109
  Pro forma adjustments:
    Amortization of goodwill and other intangibles          622         1,913
    Restructuring costs                                     200         ( 431)
    Excess and obsolete inventory charge                 18,109             0
    Recovery of accounts receivable                        (264)            0
    Acquired in-process technology charge                  (760)            0
    Other purchase accounting adjustments                     0         1,049
    Goodwill impairment charge                           40,900             0
    Valuation allowance related to net deferred
       tax assets                                        46,890             0
    Adjustment for income taxes                               0          (555)
                                                     ----------      --------
Pro forma net income (loss)                          $  ( 9,589)     $  2,085
                                                     ==========      ========

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, GAAP and may be different from the pro forma information provided by other companies.

C-COR.net Corp.
Pro Forma Condensed Consolidated Statements of Operations*
(unaudited, in thousands except per share amounts)

                                                      Thirty-Nine Weeks Ended
                                                     ------------------------
                                                      March 28,      March 29,
                                                        2003           2002
                                                     ----------      --------
Net sales                                            $  148,709      $196,426
Cost of sales                                           112,851       139,633
                                                     ----------      --------
Gross margin                                             35,858        56,793
Operating expenses:
   Selling and administrative                            38,936        34,502
   Research and product development                      21,446        20,848
                                                     ----------      --------
      Total operating expenses                           60,382        55,350

Gain (loss) from operations                             (24,524)        1,443

Interest expense                                            (51)          (109)
Investment income                                           827          1,321
Foreign exchange loss                                    (1,192)         (146)
Other income (expense), net                               1,352          (216)
                                                     ----------      --------

Income (loss) before income taxes                       (23,588)        2,293
Income tax expense                                            0         1,665
                                                     ----------      --------
Net income (loss)                                    $  (23,588)     $    628
                                                     ==========      ========
Net income (loss) per share:
   Basic                                             $    (0.65)     $   0.02
   Diluted                                           $    (0.65)     $   0.02

Weighted average common shares and
   common share equivalents
   Basic                                                 36,356        32,863
   Diluted                                               36,356        34,809

* The above pro forma condensed consolidated statements of operations have been adjusted to exclude the following special items and reconcile to generally accepted accounting principles (GAAP) net loss as follows:

Net loss per GAAP                                    $ (127,252)     $ (4,765)
  Pro forma adjustments:
    Amortization of goodwill and other intangibles        1,411         5,721
    Restructuring costs                                     398           671
    Excess and obsolete inventory charge                 19,035             0
    Recovery of accounts receivable                        (939)            0
    Impairment of (recovery on) note receivable            (800)        1,300
    Acquired in-process technology charge                   800             0
    Settlement of foreign exchange contract               1,612             0
    Other purchase accounting adjustments                   199           585
    Goodwill impairment charge                           40,900             0
    Valuation allowance related to net deferred
       tax assets                                        41,048             0
    Adjustment for income taxes                               0        (2,884)
                                                     ----------      --------
Pro forma net income (loss)                          $  (23,588)     $    628
                                                     ==========      ========

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, GAAP and may be different from the pro forma information provided by other companies.

C-COR.net Corp.
Consolidated Balance Sheets
(in thousands of dollars)

                                                      March 28,      June 28,
                                                        2003           2002
                                                     ----------      --------
                                                     (unaudited)
ASSETS
Current assets
  Cash and cash equivalents                          $   28,262      $111,858
  Accounts and notes receivables, net                    36,410        27,582
  Inventories                                            27,794        39,084
  Refundable income taxes                                     0        10,425
  Deferred taxes                                              0        18,715
  Other                                                   4,682         6,020
                                                     ----------      --------
Total current assets                                     97,148       213,684
                                                     ----------      --------

Property, plant and equipment, net                       25,733        24,701
Intangible assets, net                                   37,059         8,843
Deferred taxes                                                0        20,549
Other long-term assets                                    3,301         3,046
                                                     ----------      --------
Total                                                $  163,241      $270,823
                                                     ==========      ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable                                   $   21,023      $ 15,333
  Accrued liabilities                                    46,680        32,991
  Current portion of long-term debt                         643           633
                                                     ----------      --------
Total current liabilities                                68,346        48,957

Long-term debt, less current portion                      1,061         1,263
Other long-term liabilities                               1,970         2,005
Shareholders' equity                                     91,864       218,598
                                                     ----------      --------
Total                                                $  163,241      $270,823
                                                     ==========      ========

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